UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Arlington Asset Investment Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 07, 2017 ARLINGTON ASSET INVESTMENT  CORP. Meeting Information Meeting Type: Annual Meeting For holders as of: April 10, 2017 Date: June 07, 2017 Location: Le Meridien Hotel

1121 19th Street North Arlington, VA 22209 Time: 9:00 AM EST ARLINGTON  ASSET INVESTMENT  CORP. ATTN:  MR.  SCOTT PARISH 1001  19TH STREET NORTH SUITE  1900 ARLINGTON, VA 22209 You are receiving this communication because you hold shares in the above named company. This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE:1. Notice of Annual Meeting & Proxy Statement 2. Annual Report to Shareholders How to View Online: Have the information that is printed in the box marked by the arrow following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: (located on the If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com *  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box markedby the arrow  g (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investmentadvisor. Please make the request as instructed above on or before May 24, 2017 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  g

Voting items The Board  of  Directors  recommends you vote FOR  the following: 1.    Election of  Directors Nominees 01   Eric  F.  Billings 02   Daniel  J. Altobello 03   Daniel  E.  Berce04   David W.  Faeder 05   Peter  A.  Gallagher 06   Ralph S.  Michael, III 07   Anthony P.  Nader, III 08   J. Rock Tonkel,  Jr.The Board  of  Directors  recommends  you vote FOR  proposals 2 and 3. 2.    To ratify the  appointment  of PricewaterhouseCoopers LLP ("PwC")  as the  Company's  independent  registered public accounting  firm for  2017. 3.    Advisory  approval  of  the  compensation of the  Company's  executive officers. The Board  of  Directors  recommends  you vote 1 YEAR on  the following  proposal: 4.    Advisory  selection of  the  frequency  of future  advisory votes  on the compensation of  the  Company's  executive officers. NOTE:  Such other  business  as may  properly come  before  the  meeting or  any adjournment thereof.

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